Note 4 - Debt	12 Months Ended
Mar. 31, 2026
Notes to Financial Statements
Debt Disclosure [Text Block]

4.   DEBT

The Company has a $140 million asset-based lending facility ("ABL Facility") led by JPMorgan Chase Bank, N.A with Wells Fargo Bank, N.A. as a 40% syndicated participant. The ABL Facility matures on  August 29, 2030 and is secured by substantially all of the assets of the Company. The Company can elect borrowings on a floating rate basis or a term basis. Floating rate borrowings accrue interest at a rate equal to the prime rate minus 1.45% per annum. Term rate borrowings accrue interest at a rate equal to the SOFR rate applicable to the selected term plus 1.65% per annum. Availability of funds under the ABL Facility is subject to a borrowing base calculation determined as the sum of (a) 90% of eligible accounts receivable, plus (b) the product of 85% multiplied by the net orderly liquidating value percentage identified in the most recent inventory appraisal multiplied by eligible inventory. The ABL Facility contains a springing financial covenant whereby the financial covenant is only tested when availability falls below the greater of 10% of the revolving commitment or $14.0 million. The financial covenant restricts the Company from allowing its fixed charge coverage ratio to be, as of the end of any calendar month, less than 1.00 to 1.00 for the trailing twelve-month period then ending. The fixed charge coverage ratio is calculated as the ratio of (a) EBITDA, as defined in the ABL Facility, minus unfinanced capital expenditures to (b) cash interest expense plus scheduled principal payments on indebtedness plus taxes paid in cash plus restricted payments paid in cash plus capital lease obligation payments plus cash contributions to any employee pension benefit plans. The ABL Facility contains other representations and warranties and affirmative and negative covenants that are usual and customary. If certain conditions precedent are satisfied, the ABL facility  may be increased up to an aggregate of $60 million, in minimum increments of $5 million. At March 31, 2026, the Company had a balance of approximately $92.6 million under the ABL Facility with an applicable interest rate of 5.3%. At March 31, 2026, the Company's borrowing base supported full access to the ABL Facility.

The Company incurred debt issuance costs of approximately $0.4 million related to the renewal of the ABL Facility during fiscal 2026 with these costs recorded as a non-current other asset which will be amortized on an equal monthly basis over the term of the ABL facility.

The Company issued a seller's note of $3.5 million related to the acquisition of Century described in Note 2. The promissory note has a maturity date of  August 29, 2030 and accrues interest at a rate of 6.5% per annum, payable quarterly in arrears on the last date of each quarter, commencing  September 30, 2025.